OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Strategies Fund

(the “Fund”)

Supplement Dated August 6, 2014 to the

Prospectus dated March 1, 2014, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated March 1, 2014, as supplemented.

Effective on August 14, 2014 (the “Effective Date”), Oldfield Partners LLP (“Oldfield”) will no longer act as a sub-adviser for a portion of the Fund’s portfolio. On the Effective Date, Bessemer Investment Management LLC, the Fund’s investment adviser, will assume the day-to-day investment management responsibility for the portion of the Fund assets managed by Oldfield prior to the Effective Date.

Accordingly, all references and information with regard to Oldfield, including Oldfield’s portfolio manager, are deleted as of the Effective Date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A21-SUPP0814	Old Westbury Funds, Inc.